          -------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                AFRICA INVESTMENT
                                   FUND, INC.
          -------------------------------------------------------------






                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                          AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1999, the Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.42%. For the period since the Fund's commencement of operations on February 14, 1994 through September 30, 1999, the Fund's total return, based on net asset value per share, was 41.78%. On September 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9 3/8, representing a 24.2% discount to the Fund's net asset value per share.


SOUTH AFRICA

The South African market drifted down 2.7% as measured by the Johannesburg All-Share Index during the third quarter of 1999, in sympathy with emerging markets around the world. Performance was uneven, however, as commodity stocks raced ahead by over 20% and financials and industrials fell over 12%. Interest rates continued their steady decline, with the prime lending rate falling from 18.0% to 15.5% during the quarter. The Rand was strong, remaining relatively flat from its opening level this year, reflecting the country's stronger fundamentals, strong portfolio inflows and U.S. dollar weakness.

During the third quarter, the government won a major negotiation over public sector wages, unilaterally imposing a 6.3% increase for the coming year, slightly below the core inflation rate of 8%. This marks the government's first significant attempt at improving the competitiveness of South Africa's labor market, one of the major hurdles to attract foreign direct investment (FDI) into the country. Tito Mboweni, the new Reserve Bank Governor, was sworn in during August. His initial agenda includes a more passive stance on defending the currency, the unwinding of the Bank's large forward book, and the introduction of inflation targeting.

The gold price spiked up violently towards the end of September in what came as a pleasant surprise to the country's economic prospects. Gold still represents about 16% of exports and 4% of GDP for South Africa. This price movement, together with price moves in platinum, steel and the base metals, we believe, will push GDP growth beyond the consensus expectation of 3% for the year 2000.

The Fund continues to have a bullish stance on South Africa, as the upturn in the commodity cycle coincides with a dramatic reduction in interest rates to create a better environment for economic and earnings growth. We believe the recent run-up in commodity shares will continue to have support, as it is well underpinned by stronger global growth expectations and commodity price prospects. Domestically-geared shares, including those that are interest rate sensitive, have been punished as local fund managers seek to increase their commodity exposure, and are looking increasingly interesting from a valuation perspective.

EGYPT

The Egyptian Financial Group Index fell by 2.4% during the third quarter, reflecting investor apathy towards the market and concerns over the handling of foreign reserves. The Central Bank's reluctance to release much dollar liquidity in the economy despite the high level of foreign reserves continued to puzzle and frustrate market participants and sparked the creation of an unofficial market for foreign exchange. Interbank interest rates had a temporary spike in the late summer months, as the monetary authorities sought to limit local currency liquidity and demand for dollars. Towards the latter part of the quarter, however, liquidity in both local and foreign exchange increased and interest rates started to ease. The external accounts appeared to be improving significantly as well, on the back of higher oil prices and a record number of tourist arrivals. The current account deficit for the government's fiscal year ended June 1999 was recorded at 2.1% of GDP, a sharp drop from the 3.7% seen in fiscal 1998.

Privatization gathered momentum as two more cement companies were auctioned off to strategic investors, fetching premium prices and attracting a large number of bidders. We expect a few small privatization transactions in the last quarter of 1999 and the listing of the electric and telephone utilities in 2000. President Mubarak was reelected in a national referendum in September, and is widely expected to shake up the present cabinet and appoint a higher number of free-market minded ministers to key positions.

We continue to be positive about this market, especially in the light of renewed vigor in the privatization program and the progress in alleviating the foreign exchange shortage. Valuations are extremely compelling, at about 8 times on a price-earnings basis to year end 1999, and earnings growth is quite healthy at a 15% level for the market as a whole.

GHANA

The Ghanaian market continued to lose significant ground, as the Databank Index fell 11.8%. The local currency, the Cedi, receded further, depreciating by 5.4%. Inflation numbers, while still encouraging, ticked up slightly to 10.3% in June, driven by increases in oil prices. Revenue collection has been a bit disappointing and the fiscal situation has not improved as quickly as anticipated. T-Bill rates, consequently, are stuck at the 26% level and will probably remain there for the rest of the year, until there is more tangible progress on the fiscal side and certainty on inflationary trends.

Privatization has returned as an important item on the agenda, with imminent deals on the largest insurance company and the produce-buying division of the cocoa board. Higher gold prices will also benefit the country, as gold is the second largest source of foreign exchange, after cocoa. Parliamentary action allowing the creation of mutual funds and the hiring of professional managers for pension fund money has been slow and perhaps will not be dealt with until the new year.

We see tremendous value in this market, as stocks trade at forward price-earnings multiples below 4 times, GDP growth is solid at about 5% and the battle against high inflation and unrestrained fiscal spending has been largely won.

MAURITIUS

The SEMDEX Index in Mauritius fell by 4.4% during the third quarter, as attractive treasury bill rates continued to lure local money away from equities. The Central Bank intends to keep tight monetary policy over the next few months, as inflation has picked up to 7.9% in 1999 from 5.5% in 1998. GDP growth, which will suffer from the poor sugar crop this year, should bounce back in 2000 to above 5%. The non-agricultural sectors of the economy - tourism, financial sector and textiles - are still expanding vigorously and all will record real growth over the 5% mark in 1999. The decline in stock prices combined with positive earnings performance make valuations look extremely cheap and we remain encouraged by the market's prospects.

ZIMBABWE

The Zimbabwe Industrial Index gained 20.3% during the third quarter, as local players continued to react to the good earnings performance of the major corporates and the prevalence of negative real interest rates. The IMF agreed to a stand-by credit for the country in August, pledging $193 million over the next 14 months. Only a minute portion of this was released before it became apparent that targets would be missed and the government had misrepresented its expenses relating to the intervention in the Congo war, putting the program at risk. The currency continues to be pegged at 38.6 Zimbabwe dollars per U.S. dollar, yet with inflation running in the 50% - 60% level, an eventual adjustment appears unavoidable. Nonetheless, the environment for equities is still quite positive; local investors, who must keep their money in the country due to exchange control regulations, continue to buy equities seeking to maintain the real value of their capital.

REST OF AFRICA

The other African markets where the Fund has investments were mixed during the third quarter, with Botswana as the star performer, rising 39.3% led by banking shares. The fundamentals in the country continue to be sound, and the economy will receive a boost from the current strength of the world diamond market, its main export.

The Fund keeps a small position in Kenya, which continued its slide, falling by 15.3%. The market's decline was precipitated by rising local interest rates, weak company results and little hope for an upturn in the economy in the short-run. The shilling has lost 20% of its value against the dollar in 1999, reacting to plummeting tea and coffee prices, after remaining steady throughout the emerging market crisis of 1998.

On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine months ended September 30, 1999, the Fund repurchased 455,300 shares of its Common Stock at an average price per share of $9.51 and an average discount of 23.59% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                             TOTAL RETURN (%)
                              -----------------------------------------------
                                 MARKET VALUE (1)        NET ASSET VALUE (2)
                              ----------------------   ----------------------
                                             AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL
                              ----------     -------    ----------    -------
        Fiscal Year to Date    12.49%            --        6.42%          --
        One Year                9.86           9.86%       2.66         2.66%
        Five Year              34.57           6.12       40.19         6.99
        Since Inception*        7.37           1.27       41.78         6.40

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                    YEAR ENDED DECEMBER 31,
                                                                                                  NINE MONTHS
                                                                                                     ENDED
                                                                                                 SEPTEMBER 30,
                                    1994*        1995        1996        1997        1998             1999
                                   ------       ------      ------      ------      ------       --------------
Net Asset Value Per Share........  $14.43       $17.05      $16.86      $14.45      $11.69           $12.38
Market Value Per Share...........  $11.38       $12.88      $13.63      $11.50      $ 8.38           $ 9.38
Premium/(Discount)...............  -21.1%       -24.5%      -19.2%      -20.4%      -28.3%           -24.2%
Income Dividends.................  $ 0.54       $ 0.96      $ 0.14      $ 0.30      $ 0.86           $ 0.05
Capital Gains Distributions......      --       $ 0.01      $ 1.23      $ 2.25      $ 0.00#              --
Fund Total Return(2).............    7.34%       26.14%       8.64%       2.69%     -11.82%            6.42%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
*    The Fund commenced operations on February 14, 1994.
#    Amount is less than U.S.$0.01 per share.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                        [CHART]

Equity Securities                       (97.1%)
Short-Term Investments                   (2.9%)

--------------------------------------------------------------------------------
INDUSTRIES

                                        [CHART]

Banking                                 (23.9%)
Beverages & Tobacco                     (17.6%)
Building Materials & Components          (2.3%)
Financial Services                       (4.0%)
Insurance                                (2.5%)
Merchandising                            (4.9%)
Metals -- Non Ferrous                    (5.5%)
Misc. Materials & Commodities            (8.6%)
Multi-Industry                           (6.4%)
Telecommunications -- Wireless           (6.0%)
Other                                   (18.3%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                        [CHART]

South Africa                            (39.8%)
Egypt                                   (16.2%)
Ghana                                   (11.3%)
Mauritius                               (11.2%)
Zimbabwe                                 (8.4%)
Botswana                                 (4.8%)
Kenya                                    (2.0%)
Ivory Coast                              (1.8%)
Namibia                                  (1.3%)
Tunisia                                  (1.0%)
Other                                    (2.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                      PERCENT OF
                                                      NET ASSETS
                                                      ----------
1.  State Bank of Mauritius Ltd. (Mauritius)             7.0%
2.  Egyptian Company for Mobile Services (Egypt)         6.0
3.  Bidvest Group Ltd. (South Africa)                    5.2
4.  Sechaba Breweries Ltd. (Botswana)                    4.8
5.  Anglo American Platinum Corp. (South Africa)         4.4
6.  Standard Chartered Bank (Ghana)                      3.9
7.  De Beers (South Africa)                              3.7
8.  Al-Ahram Beverages Co. GDR (Egypt)                   3.7
9.  Meikles Africa Ltd. (Zimbabwe)                       3.3
10. Social Security Bank Ltd. (Ghana)                    3.0
                                                        ----
                                                        45.0%
                                                        ----
                                                        ----

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1999

                                                         SHARES        VALUE
                                                                       (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
(unless otherwise noted)
-------------------------------------------------------------------------------
BOTSWANA (4.8%)
BEVERAGES & TOBACCO
   Sechaba Breweries Ltd.                              7,649,450   U.S.$  8,241
                                                                   ------------
-------------------------------------------------------------------------------
EGYPT (16.2%)
BANKING
  Commercial International Bank                           63,894            611
  Commercial International Bank GDR                       60,000            564
  National Societe Generale Bank                          34,339            402
                                                                   ------------
                                                                          1,577
                                                                   ------------
BEVERAGES & TOBACCO
  Al-Ahram Beverages Co. GDR                             211,000          6,304
  Eastern Tobacco                                        145,902          3,375
                                                                   ------------
                                                                          9,679
                                                                   ------------
BUILDING MATERIALS & COMPONENTS
  Industrial & Engineering Enterprises Co.               213,685          1,877
  Suez Cement Co.                                          7,666            114
  Suez Cement Co. GDR                                    125,460          1,804
                                                                   ------------
                                                                          3,795
                                                                   ------------
CONSTRUCTION & HOUSING
  Orascom Construction Industries                         70,000            894
                                                                   ------------
FOOD & HOUSEHOLD PRODUCTS
  Central Flour Mills                                        110             --@
  North Cairo Flour Mills                                    605              8
                                                                   ------------
                                                                              8
                                                                   ------------
TELECOMMUNICATIONS--WIRELESS
  Egyptian Company for Mobile Services                   437,889         10,259
                                                                   ------------
TELECOMMUNICATIONS
  Egyptian Electro Cables                                  1,848             12
                                                                   ------------
UTILITIES--ELECTRICAL & GAS
  Egypt Gas Co.                                           45,000          1,682
                                                                   ------------
                                                                         27,906
                                                                   ------------
-------------------------------------------------------------------------------
GHANA (11.3%)
BANKING
  Ghana Commercial Bank                                5,394,580          1,698
  Social Security Bank Ltd.                            6,938,100          5,088
  Standard Chartered Bank                                913,400          6,682
                                                                   ------------
                                                                         13,468
                                                                   ------------
BEVERAGES & TOBACCO
  Ghana Breweries Ltd.                                   504,000            299
  Guinness Ghana Ltd.                                  3,050,979          1,073
  Pioneer Tobacco Co., Ltd.                            6,749,660          1,000
                                                                   ------------
                                                                          2,372
                                                                   ------------
FINANCIAL SERVICES
  Home Finance Co.                                     2,814,840   U.S.$    782
                                                                   ------------
METALS--NON FERROUS
  Ghana Pioneer Aluminum Factory                       1,043,400            112
                                                                   ------------
METALS--STEEL
  Aluworks Ghana Ltd.                                  1,070,000            990
                                                                   ------------
RECREATION, OTHER CONSUMER GOODS
  Unilever Ghana Ltd.                                  2,494,900          1,746
                                                                   ------------
                                                                         19,470
-------------------------------------------------------------------------------
IVORY COAST (1.8%)
BEVERAGES & TOBACCO
  Nestle Cote D Ivoire                                    12,500          1,788
                                                                   ------------
DIVERSIFIED OPERATIONS
  SOC Ivoirienne de Coco Rappe                            24,000            451
                                                                   ------------
FINANCIAL SERVICES
  Filature Tissages Sacs                                  25,000            812
                                                                   ------------
                                                                          3,051
                                                                   ------------
-------------------------------------------------------------------------------
KENYA (2.0%)
BANKING
  Kenya Commercial Bank Ltd.                             991,326            494
                                                                   ------------
CONSTRUCTION & HOUSING
  Athi River Mining Ltd.                               3,262,500            254
                                                                   ------------
FINANCIAL SERVICES
  National Industrial Credit Bank                        389,438            145
                                                                   ------------
FOOD & HOUSEHOLD PRODUCTS
  Uchumi Supermarket Ltd.                              2,501,107          1,506
                                                                   ------------
MISC. MATERIALS & COMMODITIES
  Firestone East Africa Ltd.                           4,756,950            865
                                                                   ------------
UTILITIES--ELECTRICAL & GAS
  Kenya Power & Lighting Co., Ltd.                       150,000            188
                                                                   ------------
                                                                          3,452
                                                                   ------------
-------------------------------------------------------------------------------
MALAWI (0.6%)
FOOD & HOUSEHOLD PRODUCTS
  Sugar Corp. of Malawi                                7,160,000          1,024
                                                                   ------------
-------------------------------------------------------------------------------
MAURITIUS (11.2%)
BANKING
  Mauritius Commercial Bank                              782,036          2,921
  State Bank of Mauritius Ltd.                        20,202,232         12,057
                                                                   ------------
                                                                        14,978
                                                                   ------------
LEISURE & TOURISM
  New Mauritius Hotels                                 1,753,850          3,189
                                                                   ------------
MULTI-INDUSTRY
  Rogers and Co., Ltd.                                   408,031          1,113
                                                                   ------------
                                                                         19,280
                                                                   ------------
-------------------------------------------------------------------------------
MOZAMBIQUE (0.2%)
MISC. MATERIALS & COMMODITIES
  Kenmare Resources plc                                1,890,000            302
                                                                   ------------
-------------------------------------------------------------------------------
NAMIBIA (1.3%)
MISC. MATERIALS & COMMODITIES
  Namibian Minerals Corp.                                440,000          2,241
                                                                   ------------
-------------------------------------------------------------------------------


                                       6

                                                          SHARES          VALUE
                                                                          (000)
-------------------------------------------------------------------------------
NIGERIA (0.2%)
ENERGY SOURCES
  Tuskar Resources plc                                14,329,000   U.S.$    307
                                                                   ------------
-------------------------------------------------------------------------------
SOUTH AFRICA (39.8%)
BANKING
  ABSA Group Ltd.                                      1,026,729          4,020
  Nedcor Ltd.                                            216,840          4,248
                                                                   ------------
                                                                          8,268
BEVERAGES & TOBACCO                                                ------------
  Amalgamated Beverages Industries Ltd.                  349,439          2,492
  Rembrandt Group Ltd.                                   232,790          1,774
                                                                   ------------
                                                                          4,266
                                                                   ------------
BROADCASTING & PUBLISHING
  Primedia Ltd.                                        1,547,900          1,805
                                                                   ------------
BUSINESS & PUBLIC SERVICES
  Paracon Holdings Ltd.                                5,342,700          1,157
  The Educor Investment Corp. Ltd.                     2,811,680          1,654
                                                                   ------------
                                                                          2,811
                                                                   ------------
CHEMICALS
  SASOL Ltd.                                             507,300          3,905
                                                                   ------------
CONSTRUCTION & HOUSING
  Concor Ltd.                                            909,822          1,061
                                                                   ------------
ELECTRICAL & ELECTRONICS
  Comparex Holdings Ltd.                                 274,070          1,838
                                                                   ------------
FINANCIAL SERVICES
  B.O.E. Corp. Ltd. 'N'                                8,253,568          4,675
                                                                   ------------
FOREST PRODUCTS & PAPER
  Sappi Ltd.                                             264,100          2,574
                                                                   ------------
INDUSTRIAL COMPONENTS
  Leisureplanet Holdings                                 110,904            437
                                                                   ------------
INSURANCE
  Metropolitan Life Ltd.                               1,325,000          1,523
  New Africa Investments Ltd. (Preferred) 'N'          6,881,400          2,751
                                                                   ------------
                                                                          4,274
                                                                   ------------
MACHINERY & ENGINEERING
  Howden Africa Holdings Ltd.                          2,010,172            301
                                                                   ------------
MERCHANDISING
  Ellerine Holdings Ltd.                                 733,700          2,854
                                                                   ------------
METALS--NON FERROUS
  Anglo American Platinum Corp.                          287,900          7,636
  Impala Platinum Holdings Ltd.                           48,600          1,676
                                                                   ------------
                                                                          9,312
                                                                   ------------
MISC. MATERIALS & COMMODITIES
  Billiton plc                                         1,108,400          4,598
  De Beers                                               232,300          6,385
                                                                   ------------
                                                                         10,983
                                                                   ------------
MULTI-INDUSTRY
  Bidvest Group Ltd.                                   1,351,702          9,008
                                                                   ------------
                                                                         68,372
                                                                   ------------
-------------------------------------------------------------------------------
TUNISIA (0.9%)
BANKING
  Banque de l'Habitat                                     78,750   U.S.$  1,072
                                                                   ------------
FINANCIAL SERVICES
  Tunisie Leasing SA                                      15,000            511
                                                                   ------------
                                                                          1,583
                                                                   ------------
-------------------------------------------------------------------------------
ZAMBIA (0.7%)
FOOD & HOUSEHOLD PRODUCTS
  Zambia Sugar Co., Ltd.                             151,371,609            681
                                                                   ------------
METALS--STEEL
  Zambia Consolidated Copper Mines                       600,000            525
                                                                   ------------
                                                                          1,206
                                                                   ------------
-------------------------------------------------------------------------------
ZIMBABWE (8.4%)
BANKING
  NMBZ Holdings Ltd.                                   1,954,000          1,164
                                                                   ------------
BEVERAGES & TOBACCO
  Delta Corp., Ltd.                                   11,477,736          3,343
  TSL Ltd.                                             3,477,000            579
                                                                   ------------
                                                                          3,922
                                                                   ------------
BUILDING MATERIALS & COMPONENTS
  Portland Holdings Ltd.                                 400,000            109
  Portland Holdings Ltd. (Convertible Shares 13%)         25,000             14
                                                                   ------------
                                                                            123
                                                                   ------------
DATA PROCESSING & REPRODUCTION
  Econet Wireless Holdings                             4,200,000            688
                                                                   ------------
ENERGY SOURCES
  Wankie Colliery Co., Ltd.                            7,871,900            573
                                                                   ------------
FOOD & HOUSEHOLD PRODUCTS
  Interfresh Ltd.                                     15,000,000            410
                                                                   ------------
FOREST PRODUCTS & PAPER
  PG Industries Ltd.                                   1,713,446             67
                                                                   ------------
LEISURE & TOURISM
  Zimbabwe Sun Ltd.                                    9,538,738            695
                                                                   ------------
MERCHANDISING
  Meikles Africa Ltd.                                  5,444,880          5,593
                                                                   ------------
MISC. MATERIALS & COMMODITIES
  Bindura Nickel Corp., Ltd.                           1,815,150            448
                                                                   ------------
MULTI-INDUSTRY
   TA Holdings Ltd.                                   11,432,100            268
   Trans Zambesi Industries Ltd.                       6,012,410            409
(a)Trans Zambesi Industries Ltd. ADR                   2,560,000            174
                                                                   ------------
                                                                            851
                                                                   ------------
                                                                         14,534
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCK
  (Cost U.S.$197,035)                                                   170,969
                                                                   ------------
-------------------------------------------------------------------------------


                                       7

                                                         NO. OF        VALUE
                                                         RIGHTS        (000)
-------------------------------------------------------------------------------
RIGHTS (0.1%)
-------------------------------------------------------------------------------
TUNISIA (0.1%)
BANKING
  Banque de l'Habitat (Cost U.S.$--@)                     75,000   U.S.$    103
                                                                   ------------
-------------------------------------------------------------------------------
                                                          NO. OF
                                                        WARRANTS
-------------------------------------------------------------------------------

WARRANTS (0.0%)
-------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
INDUSTRIAL COMPONENTS
  Leisureplanet Holdings 'B',
   expiring 1/24/01 (Cost U.S.$--@)                            5             --@
                                                                   ------------
-------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (3.0%)
  Ghana Cedi                                   GHC     1,892,638            701
  South African Rand                           ZAR        26,280          4,378
  Zimbabwe Dollar                              ZWD         3,357             87
                                                                   ------------
    (Cost U.S.$5,136)                                                     5,166
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%)
  (Cost U.S.$202,171)                                                   176,238
                                                                   ------------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
  Other Assets                                  U.S.$      4,770
  Liabilities                                             (9,076)        (4,306)
                                                ----------------   ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 13,891,121 issued and
   outstanding U.S.$0.01 par value
   shares (100,000,000 shares authorized)                          U.S.$171,932
                                                                   ------------
-------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE                                         U.S.$  12.38
                                                                   ------------
-------------------------------------------------------------------------------

(a) - 144A Security - certain conditions for public sale may exist. @ - Value is less than U.S.$500.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
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